The date of this Supplement is January 18, 2007.

SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2006

WY Funds

The Core Fund

The Board of Trustees of The Core Fund has approved new service provider arrangements for the Fund:

▪
Effective January 22, 2007, Quasar Distributors, LLC will replace Citco Mutual Funds Distributors, Inc. as Distributor. Accordingly, on and after January 22, 2007, the references to Citco Mutual Funds Distributors, Inc. as Distributor in the prospectus and statement of additional information (“SAI”) for the Fund should be changed to read "Quasar Distributors, LLC."

▪
Effective January 22, 2007, U.S. Bank, N.A. will replace Wachovia Bank, N.A. as Custodian. Accordingly, on and after January 22, 2007, the references to Wachovia Bank, N.A as Custodian in the prospectus and SAI should be changed to read "U.S. Bank, N.A."

▪
Effective January 22, 2007, U.S. Bancorp Fund Services, LLC will replace Citco Mutual Funds Services, Inc. as Administrator. Accordingly, on and after January 22, 2007, all references to Citco Mutual Funds Services, Inc. as Administrator in the prospectus and SAI should be changed to U.S. Bancorp Fund Services, LLC.

▪
Effective January 22, 2007, U.S. Bancorp Fund Services, LLC will replace Citco Mutual Funds Services, Inc. as Transfer Agent. Accordingly, on and after January 22, 2007, all references to Citco Mutual Funds Services, Inc. as Transfer Agent in the prospectus and SAI should be changed to U.S. Bancorp Fund Services, LLC.

▪
Effective January 29, 2007, U.S. Bancorp Fund Services, LLC will replace Citco Mutual Funds Services, Inc. as Fund Accountant. Accordingly, on and after January 22, 2007, all references to Citco Mutual Funds Services, Inc. as Fund Accountant in the prospectus and SAI should be changed to U.S. Bancorp Fund Services, LLC.

▪	The information below represents changes to the prospectus and SAI as a result of the changes in service providers:

Prospectus

How to Buy Shares

Initial Purchase. You may purchase shares of the Fund by mail or wiring federal funds from your bank, which may charge you a fee for doing so. Effective January 22, 2007, to purchase shares by mail, simply complete the account application, make a check payable to “The Core Fund,” and mail the account application and check to:

Regular Mail	Registered/Overnight Mail
The Core Fund	The Core Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Effective on and after January 22, 2007, to wire money, you must call U.S. Bancorp Fund Services, LLC, the Fund’s new transfer agent, at 1-866-329-CORE (2673) to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC: The Core Fund
Shareholder Name (Account Title)
Shareholder Account Number

How to Redeem Shares

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Effective January 22, 2007, your request, in proper form, should be addressed to:

Regular Mail	Registered/Overnight Mail
The Core Fund	The Core Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-329-CORE (2673). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.

You can continue to call 1-866-329-CORE (2673) or visit www.corefund.net to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries.

SAI

Effective January 22, 2007, in the SAI, the first paragraph under the Section titled “Fund Services” is amended as follows:

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, acts as the Fund’s transfer agent. U.S. Bancorp Fund Services maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, U.S. Bancorp Fund Services provides the Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services. Finally, U.S. Bancorp Fund Services also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these administrative services, U.S. Bancorp Fund Services receives an annual fee from the Adviser equal to either $30,000 or 0.02% of the average daily net assets of the Fund, whichever is greater. The fee is payable on a monthly basis.

Effective January 22, 2007, the first paragraph under the SAI section titled “Distributor” is amended as follows:

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, (the “Distributor”), is the exclusive agent for distribution of shares of the Fund.

Effective January 22, 2007, in the SAI, the Section titled “Custodian” is replaced with the following:

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund's cash and securities.

Please retain this Supplement for future reference.